Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Apogee Enterprises, Inc. (the “Company”) on Form 10-Q for the period ended May 30, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Joseph F. Puishys, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

*
Joseph F. Puishys President and Chief Executive Officer
July 9, 2015

* By: /s/ Patricia A. Beithon
Patricia A. Beithon
Attorney-in-Fact